                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)           January 15, 1998
                                                   ----------------------------

The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-II

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       --------------------------
            (Exact name of registrant as specified in its charter)


 New Jersey                     333-20817-10            upper tier 91-184-6078
 ----------                     ------------            ----------------------
                                                        lower tier 91-184-8675
                                                        ----------------------
State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                ID Number)
 incorporation)


                   2840 Morris Avenue, Union, New Jersey 07083
     ---------------------------------------------------------------------
                   (Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                     (908) 686-2000
                                                         --------------

                                      n/a
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5       Other Events
             ------------

         Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1998 Remittance Date.


Item 7       Financial Statements and Exhibits
             ---------------------------------

         The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                   THE MONEY STORE INC.


                                                   By: /s/ Harry Puglisi
                                                   ----------------------------
                                                           Harry Puglisi
                                                             Treasurer




         Dated:     January 31, 1998

                                   Schedule A

                               List of Originators
                               -------------------

                                    1997-II
                                    -------

                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II FOR THE JANUARY 12, 1998 DETERMINATION DATE.



1.  AGGREGATE AMOUNT RECEIVED                                                                                $6,128,544.07


    LESS: SERVICE FEE                                                                                            47,781.15
               CONTINGENCY FEE                                                                                   47,781.15
               OTHER SERVICER FEES (Late Charges / Escrow)                                                       12,316.13
               UNREIMBURSED MONTHLY ADVANCES                                                                          0.00
                                                                                                 -------------------------

                                                                                                                107,878.43
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                                                             0.00
               PRE-FUNDING ACCOUNT TRANSFER                                                                           0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                                                  0.00
                                                                                                 -------------------------

                                                                                                                      0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                                           0.00

                                                                                                 -------------------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                                        6,020,665.64
                                                                                                 =========================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 72,987,806.98

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 61,800,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 27,675,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 33,125,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 18,750,000.00

    (F) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                                 13,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                                                                4,723,723.59
     CLASS A-2                                                                                                        0.00
     CLASS A-3                                                                                                        0.00
     CLASS M-1                                                                                                        0.00
     CLASS M-2                                                                                                        0.00
     CLASS B                                                                                                          0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                                                        4,723,723.59

4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                             0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                             0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                             0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                           0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                                               0.00
        CLASS M REALIZED LOSS AMOUNT                                                                               0.00
        CLASS B REALIZED LOSS AMOUNT                                                                               0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                                             0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                                 3,408,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                                 3,120,759.19
    # OF LOANS                                                                                                      208

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                           133,347.64

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                           446,950.60

9.  AMOUNT OF INTEREST RECEIVED                                                                            2,407,273.17

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                                 0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                                         265.14

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                            32,340.97

13. CLASS A-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                  386,835.38
    (B) PRINCIPAL DISTRIBUTION AMOUNT                               4,723,723.59
    (C) CARRY FORWARD AMOUNT                                                0.00
    (D) MONTHLY ADVANCE                                                     0.00

    TOTAL CLASS A-1 REMITTANCE AMOUNT                                                                      5,110,558.97

    CLASS A-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                  338,870.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                       0.00
    (C) CARRY FORWARD AMOUNT                                                0.00
    (D) MONTHLY ADVANCE                                                     0.00

    TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                        338,870.00

    CLASS A-3 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                  157,055.63
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                       0.00
    (C) CARRY FORWARD AMOUNT                                                0.00
    (D) MONTHLY ADVANCE                                                     0.00

    TOTAL CLASS A-3 REMITTANCE AMOUNT                                                                        157,055.63

CLASS A REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            882,761.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT         4,723,723.59
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS A REMITTANCE AMOUNT                             5,606,484.59

CLASS M-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            197,921.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                             197,921.88

CLASS M-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            120,312.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                             120,312.50

CLASS M REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            318,234.38
    (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS M REMITTANCE AMOUNT                               318,234.38

CLASS B REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT             88,343.75
    (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS B REMITTANCE AMOUNT                                88,343.75

AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          1,289,339.13
    (B) PRINCIPAL DISTRIBUTION AMOUNT         4,723,723.59
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL REMITTANCE AMOUNT                                     6,013,062.72

14. (A) REIMBURSABLE AMOUNT (I-22)                                      0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE
        PURSUANT TO SECTION 6.08(d)(iii) & (iv)                         0.00

15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OR REALIZED LOSSES                                     68,264,083.39


      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                          61,800,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                          27,675,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                          33,125,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                          18,750,000.00

      (F) CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                          13,750,000.00

      (G) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         223,364,083.39

  16. TRIGGER EVENT CALCULATION                                                                                   TRIGGER ACTIVATED

  THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) DOES NOT EXCEED 50% OF (ii)
         (i) SIXTY-DAY DELINQUENCY RATIO                                                     1.22%
        (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                          30.67%          0.00%               YES

    (2)  BOTH (A) AND (B)

            (A)  EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY
                       RATIO EXCEEDS 9%           OR                                         0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,500,000                 50,656.24               NO

             (B) EITHER (X) OR (Y)
                   (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY
                         RATIO EXCEEDS 15%           OR                                      0.00%
                   (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,500,000                 50,656.24               NO               NO

    (3)  (i) IS GREATER THAN 75% OF (ii)

        (i) PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                             214,337,806.98
       (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD     234,316,673.28              91.47%           YES

                                                                                                                       -------------
                       IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                  YES
                                                                                                                       -------------

17. CUMULATIVE REALIZED LOSSES                                        50,656.24

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION
    AMOUNT EXCEEDS THE CLASS DISTRIBUTION AMOUNT                           0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                      47,781.15

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                    47,781.15

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE
        ACCOUNT - TRUSTEE                                              7,602.93

    (D) FHA PREMIUM ACCOUNT                                            7,918.12

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

         (A) SECTION 5.04 (b)                                              0.00
         (B) SECTION 5.04 (c)                                              0.00
         (C) SECTION 5.04 (d)(ii)                                          0.00
         (D) SECTION 5.04 (e)                                              0.00
         (E) SECTION 5.04 (f)(i)                                      95,562.30

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE             68,264,083.39    0.71932648
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE            94,900,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE             61,800,000.00    1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE            61,800,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE             27,675,000.00    1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE            27,675,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE             33,125,000.00    1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE            33,125,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE             18,750,000.00    1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE            18,750,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE             13,750,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE            13,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                 223,364,083.39    0.89345633
    ORIGINAL POOL PRINCIPAL BALANCE                250,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                                   12.614%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                                     14.164%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
         CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                                     6.832%

                                                                        ----------------------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                             10/31/97            11/30/97         12/31/97
                                                                        ----------------------------------------------------------
                                                                                  12.615%            12.615%           12.614%

23.  (A) SENIOR PERCENTAGE                                                                                 100.00%

     (B) CLASS B PERCENTAGE                                                                                  0.00%

24.  (A) SPREAD AMOUNT                                                                              10,952,589.89

     (B) SPECIFIED SUBORDINATED AMOUNT                                                              17,500,000.00

25.  (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                                0.00
         CLASS M APPLIED REALIZED LOSS AMOUNT                                                                0.00
         CLASS B APPLIED REALIZED LOSS AMOUNT                                                                0.00

     (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                                 0.00
         UNPAID CLASS M REALIZED LOSS AMOUNT                                                                 0.00
         UNPAID CLASS B REALIZED LOSS AMOUNT                                                                 0.00

26.  ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                    1,022,666.16

27.  (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                                                              7,918.12
     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                 2,071.45

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                                                              0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                          25,000,000.00

 30. CLAIMS FILED DURING THE DUE PERIOD                                                                      0.00

 31. CLAIMS PAID DURING THE PERIOD                                                                           0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                  0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                     0.00

 34. OTHER INFORMATION                                                                                        N/A

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -DECEMBER 31, 1997


REMIC       OUTSTANDING              #
SERIES      DOLLARS                  ACCOUNTS    RANGES          AMOUNT                  NO                   PCT
1997-II        $230,583,274.88        12,275      1 TO 29 DAYS    36,307,194.52           1,952                 15.75%
                                                 30 TO 59 DAYS     5,154,697.14             291                  2.24%
                                                 60 TO 89 DAYS     2,819,096.13             153                  1.22%
                                                 90 AND OVER       8,226,442.62             459                  3.57%

                                                 FORECLOSURE          59,885.00               2                  0.03%
                                                 REO PROPERTY              0.00               0                  0.00%



                                                 TOTALS          $52,567,315.41           2,857                 22.80%
                                                              ========================================================

1997-II

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE            CLASS A-1        CLASS A-2       CLASS A-3        CLASS M-1
--------------------------------------------------------------------------------
(ii)                    769.10         1,000.00        1,000.00         1,000.00

(vi)                     32.88             0.00            0.00             0.00

(vii)                     1.41             0.00            0.00             0.00

(viii)                    4.71             0.00            0.00             0.00

(xiii)  (a)               4.08             5.48            5.68             5.98
        (b)              49.78             0.00            0.00             0.00
        (c)               0.00             0.00            0.00             0.00
        (d)               0.00             0.00            0.00             0.00

(xv)                    719.33         1,000.00        1,000.00         1,000.00

(xxxv)                    0.00             0.00            0.00             0.00
SUBCLAUSE               CLASS M-2                          CLASS B
------------           -----------                        ---------
(ii)                     1,000.00                         1,000.00

(vi)                         0.00                             0.00

(vii)                        0.00                             0.00

(viii)                       0.00                             0.00

(xiii)  (a)                  6.42                             6.43
        (b)                  0.00                             0.00
        (c)                  0.00                             0.00
        (d)                  0.00                             0.00

(xv)                     1,000.00                         1,000.00

(xxxv)                       0.00                             0.00